                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 19, 2001

                        Pathnet Telecommunications, Inc.
                        --------------------------------
             (Exact name of registrant as specified in its charter)

                                    DELAWARE
                                    --------
         (State or other jurisdiction of incorporation or organization)

            0-30155                                         52-2201331
            -------                                         ----------
     (Commission File No.)                                (I.R.S. Employer
                                                        Identification No.)

  11720 SUNRISE VALLEY DRIVE
          RESTON, VA                                          20191
  --------------------------                                  -----
(Address of principal executive offices)                   (Zip Code)

                                 (703) 390-1000
                                 --------------
              (Registrant's telephone number, including area code)

Item 5.   Other Events

     By order docketed July 19, 2001,  upon the Joint Motion of Nortel  Networks
Inc. and Cisco  Systems  Capital  Corporation,  United States  Bankruptcy  Judge
Stephen  S.  Mitchell  of the United  States  Bankruptcy  Court for the  Eastern
District of Virginia ordered the conversion of the pending Chapter 11 cases with
respect  to  debtors  and  debtors  in  possession  (and   subsidiaries  of  the
Registrant) Pathnet Operating,  Inc., Pathnet Real Estate LLC, and Pathnet Fiber
Equipment  LLC from cases under Chapter 11 to Chapter 7 of the  Bankruptcy  Code
(the  "Stipulation  and Consent  Order").  On July 24, 2001,  upon the Motion of debtor in possession  (and affiliate of the  Registrant),  Pathnet  Operating of
Virginia,  Inc.  ("POVI"),  the United States  Bankruptcy  Court for the Eastern
District of Virginia  ordered the conversion of the bankruptcy case with respect to POVI from  proceedings  under Chapter 11 to Chapter 7 of the Bankruptcy Code.
The Trustee appointed by the Court in these cases was Gordon Peyton.

     A copy of the  Stipulation  and Consent Order is filed  herewith as exhibit
99.1. The Company is filing this Current  Report on Form 8-K,  together with the aforementioned exhibit with the Securities and Exchange Commission.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c)      Exhibits:

99.1     Stipulation and Consent Order dated July 19, 2001.

                                   SIGNATURES

     Pursuant to the  requirements  of the  Securities and Exchange Act of 1934, the  Registrant  has duly  caused  this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      PATHNET TELECOMMUNICATIONS, INC.

Dated: July 27, 2001                   By: /s/ Mary McDermott
                                       -------------------------------
                                       Name:  Mary McDermott
                                       Title: Senior Vice-President
                                               General Counsel and Secretary

                                 EXHIBIT INDEX

                        PATHNET TELECOMMUNICATIONS, INC.

                           Current Report on Form 8-K

EXHIBIT  DESCRIPTION
NUMBER

  99.1   Stipulation and Consent Order dated July 19, 2001.